SUPPLEMENT DATED AUGUST 29, 2014

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Pacific Select Fund Class I and P Shares prospectus dated May 1, 2014 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

International Small-Cap Portfolio – All references to Batterymarch Financial Management, Inc. are deleted and replaced with the following: QS Batterymarch Financial Management, Inc.

Disclosure Changes to the Fund Summaries section

Floating Rate Income Portfolio – The third and fourth paragraph in the Principal Investment Strategies subsection are deleted and replaced with the following:

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities, including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments.

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or if unrated, are of comparable quality as determined by the Manager. Such non-investment grade debt instruments may include those that are stressed, distressed or in default.

Emerging Markets Debt Portfolio – To further assist in performance comparison, a composite benchmark has been added. In the Performance subsection, the first sentence is deleted and replaced with the following:

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index, the J.P. Morgan EMBI Global Diversified Index. To further assist in performance comparison, the returns of the J.P. Morgan ELMI+ Index and the J.P. Morgan GBI-EM Global Diversified Index are also shown in the table as well as an Emerging Markets Debt Composite Benchmark comprised of 50% J.P. Morgan EMBI Global Diversified Index, 25% J.P. Morgan ELMI+ Index and 25% J.P. Morgan GBI-EM Global Diversified Index.

In addition, in the same subsection, the “Average Annual Total Returns” table is deleted and replaced with the following:

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	Since Inception
Class I (incepted April 30, 2012)	(6.44%)	2.07%
Class P (incepted April 30, 2012)	(6.25%)	2.27%
J.P. Morgan EMBI Global Diversified Index (reflects no deductions for fees, expenses or taxes)	(5.25%)	2.99%
J.P. Morgan ELMI+ Index (reflects no deductions for fees, expenses or taxes)	(2.04%)	(0.43%)
J.P. Morgan GBI-EM Global Diversified Index (reflects no deductions for fees, expenses or taxes)	(8.98%)	(1.69%)
Emerging Markets Debt Composite Benchmark (reflects no deductions for fees, expenses or taxes)	(5.37%)	1.00%

Long/Short Large-Cap Portfolio – Effective October 1, 2014, references to Terance Chen in the “Portfolio Manager and Primary Title with Sub-Adviser” table in the Management subsection will be deleted, and the table will be deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Thomas Luddy, CFA, Managing Director and Portfolio Manager	Since 2008
Susan Bao, CFA, Managing Director and Co-Portfolio Manager	Since 2008
Raffaele Zingone, CFA, Managing Director	Since 2014
Aryeh Glatter, Executive Director	Since 2014

Small-Cap Equity Portfolio – References to Margaret McGee in the “Portfolio Manager and Primary Title with Sub-Adviser” table for Franklin Advisory Services, LLC in the Management subsection are deleted, and the table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Steven B. Raineri, Portfolio Manager	Since 2012
Donald G. Taylor, CPA, Chief Investment Officer and Portfolio Manager	Since 2010
Bruce C. Baughman, CPA, Senior Vice President and Portfolio Manager	Since 2010
William J. Lippman, President and Portfolio Manager	Since 2010

Small-Cap Value Portfolio – References to Andrew Weiner in the “Portfolio Manager and Primary Title with Sub-Adviser” table for AllianceBernstein L.P. in the Management subsection are deleted, and the table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
James MacGregor, CFA, Chief Investment Officer	Since 2014
Shri Singhvi, Director of Research	Since 2014

Technology Portfolio – The fifth sentence in the first paragraph in the Principal Investment Strategies subsection is deleted and replaced with the following:

The Fund may invest up to 25% of its assets in companies focused on pharmaceuticals, medical technology equipment, biotechnology, genomics, proteomics, and healthcare services, which are considered by the Fund to be technology-related companies.

International Small-Cap Portfolio – The “Portfolio Manager and Primary Title with Sub-Adviser” table in the Management subsection is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Steven A. Lanzendorf, CFA, Head of Active Equity Portfolio Management Strategy and Portfolio Manager	Since 2011
Christopher W. Floyd, CFA, Portfolio Manager	Since Inception

2

Disclosure Changes to the Additional Information About Principal Investment Strategies and Risks section

Floating Rate Income Portfolio – The third and fourth paragraphs in the Principal Investment Strategies subsection are deleted and replaced with the following:

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities, including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments.

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or if unrated, are of comparable quality as determined by the Manager. Such non-investment grade debt instruments may include those that are stressed, distressed or in default.

Technology Portfolio – The fifth sentence in the first paragraph in the Principal Investment Strategies subsection is deleted and replaced with the following:

The Fund may invest up to 25% of its assets in companies focused on pharmaceuticals, medical technology equipment, biotechnology, genomics, proteomics, and healthcare services, which are considered by the Fund to be technology-related companies.

Disclosure Changes to the Additional Information About Fund Performance section

The following information is added to the Index Definitions subsection:

Emerging Markets Debt Composite Benchmark: The composition of the composite benchmark combines three emerging markets indices as follows: 50% J.P. Morgan EMBI Global Diversified Index, 25% J.P. Morgan ELMI+ Index and 25% J.P. Morgan GBI-EM Global Diversified Index.

J.P. Morgan Emerging Local Markets Index Plus (“ELMI+”) Index tracks total returns for local-currency denominated money market instruments in 23 emerging markets and mainly consists of non-deliverable forwards.

J.P. Morgan Government Bond Index – Emerging Markets (“GBI-EM”) Global Diversified Index consists of regularly traded, liquid fixed-rate, local currency government bonds in emerging markets and excludes countries which have capital controls (such as India and China).

Disclosure Changes to the About Management section

Small-Cap Value Portfolio – References to Andrew Weiner in the AllianceBernstein L.P. table are deleted and replaced with the following:

Shri Singhvi	Director of research of AllianceBernstein’s small and mid-cap value equities in July 2014, with responsibility for overseeing coverage of companies for the small-cap and small/mid-cap value services. From 2008 until his recent promotion, Mr. Singhvi was a senior research analyst on AllianceBernstein’s small/mid-cap value team, responsible for coverage of financial and technology companies. He has 10 years of investment experience. Mr. Singhvi has a BTech from Indian Institute of Technology, Mumbai, an MS from Purdue University, and an MBA from the University of Chicago.

3

International Small-Cap Portfolio – The Batterymarch Financial Management, Inc. table is deleted and replaced with the following:

QS Batterymarch Financial Management, Inc.

880 Third Avenue, New York, New York 10022

QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) specializes in equity investments and is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2013, total assets under management were approximately $10.6 billion.

INTERNATIONAL SMALL-CAP PORTFOLIO	This Fund is managed by QS Batterymarch’s portfolio management team.

Stephen A. Lanzendorf, CFA	Head of QS Batterymarch’s active equity portfolio management strategy team and portfolio manager since 2011. Prior to this, Mr. Lanzendorf was director and senior portfolio manager of QS Batterymarch’s U.S. team from 2006 to 2010. He has over 29 years of investment experience. Mr. Lanzendorf has a BS and MS from the Massachusetts Institute of Technology.

Christopher W. Floyd, CFA	Portfolio manager since 2006 and portfolio manager of QS Batterymarch’s global developed markets equity team/developed markets team from 2003 to 2012. He has over 14 years of investment experience. Mr. Floyd has a BA from Dartmouth College and an MBA from Cornell University.

Small-Cap Equity Portfolio – References to Margaret McGee in the Franklin Advisory Services, LLC table are deleted and the Small-Cap Equity Portfolio subsection is deleted and replaced with the following:

SMALL-CAP EQUITY PORTFOLIO

Steven B. Raineri	Portfolio manager of Franklin since 2007 and research analyst of Franklin since 2005. Mr. Raineri is part of a team that manages several equity funds at Franklin, including Franklin’s all cap value fund and Franklin’s small cap value fund, where he is the lead manager. Mr. Raineri has over 15 years of investment experience. He has a BBA from Bernard Baruch College and an MBA from Fordham University.

Donald G. Taylor, CPA	Chief investment officer of Franklin equity group’s US value team since 2013 and lead portfolio manager of Franklin’s rising dividends fund and related products since 1996. Mr. Taylor has over 30 years of investment experience. He has a BS from The Wharton School at the University of Pennsylvania.

Bruce C. Baughman, CPA	Senior vice president of Franklin since 1999 and portfolio manager of Franklin’s equity group since 1988. Mr. Baughman is part of a team at that manages several equity funds at Franklin, including Franklin’s microcap value fund where he is a lead manager, and Franklin’s balance sheet investment fund, where he is a co-lead manager. Mr. Baughman has over 29 years of investment experience. He has a BA from Stanford University and an MS from New York University.

William J. Lippman	President of Franklin since 1999, trustee of Franklin, president of Franklin’s value investors trust and Franklin’s managed trust since 1989. Mr. Lippman is also a portfolio manager of Franklin since 1988 and a member of Franklin’s portfolio management team for several of Franklin equity group’s US value retail and variable insurance products since 1988. He has over 54 years of investment experience. Mr. Lippman has a BBA from City College of New York and an MBA from New York University.

They are assisted by Franklin’s equity management team.

Long/Short Large-Cap Portfolio – Effective October 1, 2014, references to Terance Chen, CFA, in the J.P. Morgan Investment Management Inc. table will be deleted.

Managed Bond Portfolio and Inflation Managed Portfolio – The address in the Pacific Investment Management Company LLC table is deleted and replaced with the following: 650 Newport Center Drive, Newport Beach, California 92660

Form No.	15-42581-00

PSFSUP0814

SUPPLEMENT DATED AUGUST 29, 2014

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2014

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2014 (“SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

All references to Batterymarch Financial Management, Inc. and Batterymarch are deleted and replaced with: QS Batterymarch Financial Management, Inc. and QS Batterymarch, respectively.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Managed Bond Portfolio section, when-issued securities are deleted from the first sentence.

INFORMATION ABOUT THE MANAGERS

In the Compensation Structures and Methods section, information regarding Batterymarch is deleted and replaced with the following:

QS Batterymarch

In addition to customary employee benefits (e.g., medical coverage), compensation for investment professionals includes:

•	competitive base salaries;

•

individual performance-based bonuses based on the investment professional’s added value to the products for which they are responsible. This contribution is measured based on the results of an annual review process that takes into account attainment of fund objective (whether relative return or objective specific) as well as the individual’s contributions to model and investment process research, risk management, client service and new business development;

•	corporate profit sharing; and

•	a long-term retention incentive package through LM restricted stock that vests over multiple years.

Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is generally not analyzed by any individual client portfolios. Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by QS Batterymarch. Lastly, portfolio managers do not receive a percentage of the revenue earned on any of QS Batterymarch’s client portfolios.

Compensation for portfolio managers is based on all the portfolios they manage collectively, using standard benchmarks appropriate for those mandates. With respect to peer groups, we use information from the appropriate Russell universe, which in the case of the International Small-Cap Portfolio would be the Global Ex-US Equity Small Cap universe.

In the Other Accounts Managed section, under the Accounts Paying Asset-Based Fees table, information regarding Andrew Weiner with respect to the Small-Cap Value Portfolio and Margaret McGee with respect to the Small-Cap Equity Portfolio is deleted, and effective October 1, 2014, information regarding Terance Chen with respect to the Long/Short Large-Cap Portfolio will be deleted.

In addition, the following is added to the Accounts Paying Asset-Based Fees table:

ACCOUNTS PAYING ASSET-BASED FEES
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts
Small-Cap Value Portfolio
Shri Singhvi[1]	None	N/A	None	N/A	None	N/A

[1]	Other Accounts Managed information as of June 30, 2014.

Effective October 1, 2014, in the Accounts Paying Performance-Based Fees table, information regarding Terance Chen with respect to the Long/Short Large-Cap Portfolio will be deleted.

In the Material Conflicts of Interest section, information regarding Batterymarch is deleted and replaced with the following:

QS Batterymarch

QS Batterymarch maintains policies and procedures reasonably designed to detect and minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

QS Batterymarch has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, market restrictions or for other reasons.

Similar Investment Strategies. QS Batterymarch and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed by QS Batterymarch to be the most equitable to each client, generally utilizing a pro rata allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. QS Batterymarch may manage long-short strategies alongside long only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Batterymarch has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that may arise from management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management.

Investment professionals employed by QS Batterymarch may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Batterymarch has implemented a Code of Ethics which is designed to address the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing reporting requirements, blackout periods, supervisory oversight and other measures designed to reduce conflict.

QS Batterymarch allows its employees to trade in securities that it recommends to advisory clients. QS Batterymarch’s employees may buy, hold or sell securities at or about the same time that QS Batterymarch is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Batterymarch for its client accounts. QS Batterymarch and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Batterymarch. This may result in a potential conflict of interest since QS Batterymarch’s employees have knowledge of such funds’ investment holdings, which is non-public information.

APPENDICES

Appendix D is deleted and replaced with the following:

APPENDIX D

QS Batterymarch

Proxy Voting Policy

Introduction

QS Batterymarch Financial Management (“QS Batterymarch”) has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS Batterymarch. In addition, QS Batterymarch’s Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS Batterymarch.

Responsibilities

Proxy votes are the property of QS Batterymarch’s advisory clients.1 As such, QS Batterymarch’s authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS Batterymarch has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes QS Batterymarch’s advisory clients’ proxies in accordance with their (ISS’s) proxy guidelines or, in extremely limited circumstances, QS Batterymarch’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS Batterymarch will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS Batterymarch will follow the procedures set forth in this document and vote such proxies in accordance with ISS’s guidelines. Certain Taft-Hartley clients may direct QS Batterymarch to have ISS vote their proxies in accordance with ISS’s (or other specific) Taft Hartley voting Guidelines.

Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.

Clients may in certain instances contract with their custodial agent and notify QS Batterymarch that they wish to engage in securities lending transactions. QS Batterymarch will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.

Policies

Proxy voting activities are conducted in the best economic interest of clients.

QS Batterymarch works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS Batterymarch’s clients. In addition to proxy voting services provided by ISS, QS Batterymarch has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS

[1]	For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which Batterymarch serves as investment adviser or sub-adviser; for which Batterymarch votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS Batterymarch upon implementation.

While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS Batterymarch and our clients retain the right to instruct ISS to vote differently.

Underlying Funds

Certain QS Batterymarch client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS Batterymarch has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS Batterymarch shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.

QS Batterymarch’s proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds

Manager of Manager Arrangements

QS Batterymarch advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS Batterymarch generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.

Management Oversight

Management is responsible for overseeing QS Batterymarch’s proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS Batterymarch clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS Batterymarch’s discretion. Clients may also obtain information on how their proxies were voted by QS Batterymarch as required by law and otherwise at QS Batterymarch’s discretion; however, QS Batterymarch must not selectively disclose its investment company clients’ proxy voting records. QS Batterymarch will make proxy voting reports available to advisory clients upon request.

ISS’s current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.

Procedures

Proxy Voting Guidelines

QS Batterymarch will review ISS’s Guidelines as necessary to support the best economic interests of QS Batterymarch’s clients but generally no less frequently than annually. QS Batterymarch will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS Batterymarch’s clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.

Proxy Voting of Underlying Funds

Proxy Voting of Affiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS Batterymarch or an affiliate of QS Batterymarch (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS Batterymarch may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.

Proxy Voting of Unaffiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS Batterymarch (including ETFs, open-end mutual funds and closed-end investment companies), QS Batterymarch will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS Batterymarch: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS Batterymarch’s Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.

Specific proxy voting decisions made by Management

Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.

Certain proxy votes may not be cast

In extremely limited cases, QS Batterymarch may determine that it is in the best economic interests of its clients not to vote certain proxies. QS Batterymarch will abstain from voting if:

•	Neither the Guidelines nor specific client instructions cover an issue;

•	ISS does not make a recommendation on the issue; and

•	QS Batterymarch cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).

In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:

•	Proxy ballot was not received from the custodian;

•	Meeting notice was not received with adequate time for processing; or

•	Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.

ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflict of Interest Procedures

QS Batterymarch seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:

•	The issuer is a client of QS Batterymarch;

•	The issuer is a material business partner of QS Batterymarch; or

•	An employee, or an immediate family member of an employee, of QS Batterymarch serves as an officer or director of the issuer.

QS Batterymarch believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS Batterymarch by ISS.

As a general matter, QS Batterymarch takes the position that relationships between a non-QS Batterymarch Legg Mason business unit and an issuer do not present a conflict of interest for QS Batterymarch in voting proxies with respect to such issuer because QS Batterymarch operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS Batterymarch and such business units.

Procedures to Address Conflicts of Interest and Improper Influence

Note: This section addresses the limited circumstances in which items that are referred to QS Batterymarch by ISS.

Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS Batterymarch for input or a voting decision, QS Batterymarch will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS Batterymarch’s clients.2

Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS Batterymarch without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS Batterymarch (and within QS Batterymarch only on a need to know basis).

Conflict Review Procedures: For items that are referred to QS Batterymarch from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS Batterymarch or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS Batterymarch’s decision on the particular vote at issue.

The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of QS Batterymarch QS Batterymarch and any person or entity outside of the organization that identifies itself as a QS Batterymarch advisory client regarding the vote at issue.

If notified that QS Batterymarch has a material conflict of interest, QS Batterymarch will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients, if notified that certain individuals should be recused from the proxy vote at issue, QS Batterymarch shall do so in accordance with the procedures set forth below.

Note: Any QS Batterymarch employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.

[2]	Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance.

At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.

Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS Batterymarch that identifies itself as a QS Batterymarch advisory client, has: (i) requested that QS Batterymarch vote a particular proxy in a certain manner; (ii) attempted to influence QS Batterymarch in connection with proxy voting activities; or (iii) otherwise communicated with QS Batterymarch regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.

Compliance will determine whether anyone should be recused from the proxy voting process, or whether QS Batterymarch should seek instructions as to how to vote the proxy at issue if time permits, from the effected clients. These inquiries and discussions will be properly documented.

Duty to Report: Any QS Batterymarch employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS Batterymarch advisory client to influence, how QS Batterymarch votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to the Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS Batterymarch if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

Other Procedures That Limit Conflicts of Interest

QS Batterymarch has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Confidential Information Policy and the Code of Ethics. QS Batterymarch expects that these policies, procedures and internal controls will greatly reduce the chance that QS Batterymarch (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

Recordkeeping

QS Batterymarch will retain records of client requests for proxy voting information and any written responses thereto provided by QS Batterymarch, and will retain any documents QS Batterymarch or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

QS Batterymarch also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

With respect to QS Batterymarch’s investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.

QS Batterymarch will also maintain the following records relating to proxy voting:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A copy of each proxy statement received by QS Batterymarch;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether QS Batterymarch cast its vote on the matter;

•	How QS Batterymarch cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether QS Batterymarch cast its vote for or against management.

In lieu of keeping copies of proxy statements, QS Batterymarch may rely on proxy statements filed on the EDGAR system. QS Batterymarch also may rely on third party records of proxy statements and votes cast by QS Batterymarch if the third party provides an undertaking to QS Batterymarch to provide such records promptly upon request.

Form No.	15-42564-00
PSFSAI0814